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                                                                   EXHIBIT 10.12

                    AMENDED AND RESTATED ALLOCATION AGREEMENT

         This AMENDED AND RESTATED ALLOCATION AGREEMENT ("AGREEMENT") DATED March 31, 2003 is effective as of the first day of the consolidated return year beginning January 1, 2003, by and among each of the undersigned companies (the "Companies", or individually, "Company"):

                              WESTCORP ("Westcorp")
                     WESTERN AUTO INVESTMENTS, INC. ("WAI")
                        WESTERN CONSUMER PRODUCTS ("WCP")
                        WESTERN CONSUMER SERVICES ("WCS")
                       WESTERN FINANCIAL BANK (the "Bank")
                   WESTERN RECONVEYANCE COMPANY, INC. ("WREC")
                       WESTRAN SERVICES CORP. ("Westran")
                            WFS FINANCIAL INC ('WFS")
                     WFS FINANCIAL AUTO LOANS, INC. ("WFAL")
                   WFS FINANCIAL AUTO LOANS 2, INC. ("WFAL2")
                          WFS FUNDING, INC. ("Funding")
                         WFS INVESTMENTS, INC. ("WFSII")
                      WFS RECEIVABLES CORPORATION ("WFSRC")
                    WFS RECEIVABLES CORPORATION 2 ("WFSRC2")
                     WFS RECEIVABLES CORPORATION 3 (`WFSRCY)
                           WFS WEB INVESTMENTS ("WWI")
                     WESTFIN INSURANCE AGENCY, INC. ("WFIA")
                     WESTHRIFT LIFE INSURANCE COMPANY ("WT")
              THE HAMMOND COMPANY, THE MORTGAGE BANKERS ("THCTMB")

         This Agreement shall replace and supersede the Allocation Agreement dated as of January 1, 2003, existing among the various Companies.

                                    RECITALS

         A. Whereas, the Board of Directors of Westcorp has approved the adoption of the statement of the Financial Account Statement Board SFAS #148 in which the fair value of stock options are expensed over the vesting period of such options;

         B. Whereas, these stock options are granted to directors and associates employed by the Bank and WFS;

         C. Whereas, the Bank and WFS have agreed to pay Westcorp for the cost of these options as further stated in the attached Exhibit C, as adjusted from time to time based on directors or associate termination and in accordance with Westcorp 2001 Stock Option Plan;

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         D.       Westcorp is the sole shareholder of Westran and WCP, each of which is a California corporation, and WFSRC2 which is a Nevada corporation, and is the sole shareholder of the Bank, a federally chartered savings bank;

         E. The Bank is the majority shareholder of WFS, a California corporation, and is the sole shareholder of WFIA, WAI, THCTIVIB, WREC, WCS, each a California corporation and WT, an Arizona corporation;

         F. WFS is the sole shareholder of WFAL, WFAL2, WFSII, Funding, VVWI, WFSRC, and WFSRC3, each California corporations;

         G. Whereas, the Companies desire to obtain management and administrative services along with provide for the reimbursement to Westcorp for the Westcorp stock options that are granted to directors or associates of the Bank and WFS from each other;

         H. Whereas, the Companies are willing to provide such management and administrative services and reimbursements to each other on the terms and conditions described below;

         1. Whereas, certain arrangements for the use of space have been terminated and others have been created and the parties desire to have the Agreement amended to reflect those changes; and

         J. Companies desire to set forth the terms of their relationship in order to ensure that, in accordance with Office of Thrift Supervision ("OTS") regulations, each Company functions as and remains a corporate entity separate and apart from each other Company.

                                    AGREEMENT

         In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

         1. Services Performed By One Company For the Benefit of Other Companies. Certain services are performed by one Company ("Performing Company") for itself and for other Companies ("Benefiting Company"). These costs are not always directly traceable to each Benefiting Company; or such tracing cannot be economically or practically accomplished; or the value of such goods and services are not sufficiently substantial, as a portion of Performing Company's total expenditure for such goods and services, as to be separately calculated. Therefore, each Benefiting Company agrees that it shall reimburse Performing Company for aggregate categories of such goods and services at the rates and using the methods specified for each category in the attached Exhibit "A", as amended from time to time, which is incorporated herein and made part of this Agreement. The

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Companies have determined that the method and rate for each category most accurately reflect the amount of services devoted by Performing Company to each Benefiting Company. Methods and rates shall be calculated as of the effective date of this agreement and recalculated each January 1st for the upcoming year, or more frequently if a material change occurs.

         Performing Companies and the services currently provided by them are described in a note to Exhibit A and may be changed from time to time by a change to the note.

         2. Direct Costs. Direct costing shall be used when a specific service or product directly benefits a Company and the costs of the service or product is readily identifiable and measurable. For example, invoices from third party suppliers of goods or services, will be treated as direct costs and paid directly by Benefiting Company as incurred. Where appropriate, Companies shall enter into separate agreements for such goods and services.

         Furthermore, Performing Companies are authorized to process invoices and pay expenditures for Benefiting Companies that have deminimus costs and expenses on behalf of the Benefiting Company, provided, however, that the Benefiting Company will immediately initiate a cash transfer to the Performing Company to reimburse it for said expenditures.

         3. Employee Stock Options. The Bank and WFS have agreed to pay Westcorp for the cost of stock options granted to directors or associates as further stated in the attached Exhibit C, as adjusted from time to time based on directors or associate termination and in accordance with the Westcorp 2001 Stock Option Plan. Such payments shall be consistent with Westcorp's expense under SFAS #148.

         4. Space and Office Services. A Company, from time to time and at different times, may permit another Company to occupy certain space at specific locations owned or leased by Company. At particular locations, certain office services, including without limitation, receptionist, telecommunications, and photocopying services, may be included in the occupancy arrangement. Because additional locations and services may be requested and provided and locations and services may be changed or canceled, locations, services and the compensation for them are as set forth in Exhibit "B", as amended from time to time, attached hereto and incorporated herein.

         5. Time and Method of Payment. Reimbursement for allocated costs shall be payable by each Company to others Companies on a monthly basis by the 20th day of each month for expenses and costs incurred during the prior month. The Accounting Department, under the direction of the Controller, shall administer the reimbursement and reflect the reimbursement on the separate books and records of each Company.

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         6.       Term.

                  6.1 This Agreement shall commence as of the date stated above and shall continue until terminated by the parties.

                  6.2 This Agreement may be terminated immediately for breach of any covenant, obligation, or duty herein contained or for violation of law, ordinance, statute, rule or regulation (collectively referred to as "law") governing the conduct of any party hereto.

                  6.3 Termination shall not affect the obligations of the Companies with respect to any event occurring before termination. Each Company shall be bound by and responsible for any transaction or expense properly agreed to or incurred by another Company in connection with services performed hereunder but not settled, paid or reimbursed prior to the date of any such termination. Upon termination of this Agreement, the fee referred to above will be prorated, but the due date thereof shall not be changed.

         7. Representations and Warranties of Company. Each Company on its behalf alone represents and warrants to and for the benefit of other Companies as follows:

                  7.1 Corporate Existence and Qualifications. Company is a corporation or association duly organized, validly existing and in good standing under the laws of the United States or of the States of California, Nevada or Arizona, as applicable, with full corporate power to own its properties and to carry on its business as now owned and operated by Company.

                  7.2 Licenses; Compliance with Laws. Company has all licenses, franchises, permits and authorizations necessary for the lawful conduct by Company of its business. Company has not violated, and is not in violation of, any such licenses, franchises, permits or authorizations or any applicable statutes, laws, ordinances, rules or regulations of any federal, state, or local governmental bodies, agencies or subdivisions having, asserting or claiming jurisdiction over it or over any part of its operations.

         8.       Covenants Regarding Corporate Existence.

                  8.1 Preservation of Corporate Existence and Qualifications. Each Company shall keep in full effect its existence, rights and franchises as a corporation or association under the laws of the jurisdiction in which organized and will obtain and preserve its qualifications to carry on business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary.

                  8.2 Observation of Corporate Formalities. Each Company shall at all times observe the applicable legal requirements for the recognition of Company as a corporate entity separate and apart from any other Company, including without limitation the following:

                           (a)      Each Company shall maintain corporate
records and books of account separate from those of other Companies;

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                           (b)      Each Company shall not at any time commingle
its funds with those of other Companies;

                           (c)      Each Company shall hold meetings of its
Board of Directors as appropriate to authorize its corporate actions;

                           (d)      Each Company shall hold meetings of its
shareholder(s) as appropriate and as required by the Corporations Code of the jurisdiction in which organized to authorize its corporate actions;

                           (e)      Each Company shall file all reports required
by the Secretary of State in all jurisdictions in which Company is licensed or qualified, including the annual statement by whatever name denominated, in a timely manner; and

                           (f)      Each Company shall ensure that yearly
franchise taxes are paid in a timely manner so as to maintain its corporate existence uninterrupted.

                  8.3 Advertising. Each Company will at all times hold itself out to the public as an entity separate from any other Company and its advertising and marketing shall reflect such separate corporate existence.

                  8.4 OTS Regulations. Each Company shall comply with all applicable OTS regulations. If required by 12 C.F.R. Section 563.37(b), any instrument evidencing borrowing by Company shall indicate that no other Company is responsible for any such debt.

         9. Liability: Consultation with Counsel. No Performing Company shall assume responsibility or liability with respect to the business or affairs of another Company except to the extent provided for in this Agreement. Each Benefiting Company under this Agreement ("Indemnitor") shall indemnify, defend and hold harmless the Performing Companies against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies (collectively the "Claims), including without limitation interest penalties and attorney's fees, that such Performing Company shall incur or suffer, which arise, result from or relate to (I) conduct by Indemnitor of its business and operations and (ii) breach by Indemnitor of its obligations pursuant to this Agreement. Notwithstanding anything contained herein to the contrary, Indemnitor's obligations pursuant to this section shall not be applicable to Claims arising directly from Performing Company's bad faith, gross negligence or willful misconduct. This Agreement shall create no right, benefit or privilege in favor of any person not a party hereto, and no person not a party hereto shall have any recourse against Performing Company for any advice, service or facility provided or omitted by Performing Company pursuant to this Agreement. Performing Company may consult with legal counsel (who may also be counsel to Indemnitor) concerning any questions that may arise with respect to its duties and obligations hereunder, and it shall be fully protected in respect of any action

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taken or omitted by it hereunder in good faith reliance on any opinion of such counsel with respect to any such duty or obligation.

         10.      General.

                  10.1 This Agreement may be modified, amended or superseded in whole or in part, at any time, by a writing executed by the parties hereto.

                  10.2 This Agreement shall be governed by the laws of California, except to the extent any such laws are superseded by federal law or regulation.

                  10.3 This Agreement may be executed in counterparts, all of which, taken together shall constitute one agreement.

                  10.4 No Company shall assign this Agreement without the prior written consent of the other Companies, which consent shall not unreasonably be withheld.

                  Wherefore, the undersigned have executed this Agreement on the date set forth below to be effective as of the date first set forth above.

WESTCORP

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

WESTERN AUTO INVESTMENTS, INC.

By: ________________________________________________    Date: __________2003
       John Coluccio, President

WESTRAN SERVICES CORP.

By: ________________________________________________    Date: _________, 2003
       Shelley M. Chase, President

WESTERN FINANCIAL BANK

By ________________________________________________     Date: _________, 2003
       Thomas A. Wolfe, Vice Chairman &
       President

WFS FINANCIAL INC

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

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WFS FINANCIAL AUTO LOANS, INC.

By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WFS FINANCIAL AUTO LOANS 2, INC

By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WFS INVESTMENTS, INC.

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

WFS FUNDING, INC.

By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WFS RECEIVABLES CORPORATION

By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WESTFIN INSURANCE AGENCY, INC.

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

WESTHRIFT LIFE INSURANCE COMPANY

By: ________________________________________________    Date: _________, 2003
       Shelley M. Chase, Vice President

THE HAMMOND COMPANY, THE MORTGAGE BANKERS

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President & Chief Executive
       Officer

WFS WEB INVESTMENTS

By: ________________________________________________    Date: _________, 2003
       Thomas Wolfe, President

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WESTERN RECONVEYANCE COMPANY, INC.

By: ________________________________________________    Date: _________, 2003
       J. Keith Palmer, President, Chief Executive
       Officer & Treasurer

WESTERN CONSUMER SERVICES, INC.

By: ________________________________________________    Date: _________, 2003
       Mark Olson, Vice President & Controller

WESTERN CONSUMER PRODUCTS

By: ________________________________________________    Date: _________, 2003
       Mark Marty, President

WFS RECEIVABLES CORPORATION 2

By: ________________________________________________    Date: _________, 2003
       Mark Olson, Vice President & Controller

WFS RECEIVABLES CORPORATION 3

By: ________________________________________________    Date: _________, 2003
       J. Keith Palmer, Vice President & Treasurer

WFS RECEIVABLES CORPORATION 4

By: ________________________________________________    Date: _________, 2003
       Mark Olson, Vice President & Controller

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